THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY HEXAGON CANADA ACQUISITION INC. TO PURCHASE ALL OUTSTANDING COMMON SHARES (INCLUDING COMMON SHARES ISSUABLE PURSUANT TO THE EXERCISE OF ANY RIGHTS TO RECEIVE COMMON SHARES) OF NOVATEL INC.

LETTER OF TRANSMITTAL

for Deposits of Common Shares of

NOVATEL INC
pursuant to the Offer dated October 19, 2007 made by

HEXAGON CANADA ACQUISITION INC.

a wholly-owned direct subsidiary of
HEXAGON AB

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. NEW YORK, NEW YORK TIME
ON NOVEMBER 27, 2007, UNLESS EXTENDED OR WITHDRAWN (THE “EXPIRY TIME”).
SEE “TIME FOR ACCEPTANCE” IN SECTION 2 OF THE OFFER.

USE THIS LETTER OF TRANSMITTAL IF:
1. YOU ARE DEPOSITING A SHARE CERTIFICATE; OR
2. YOU ARE A U.S. OR CANADIAN SHAREHOLDER FOLLOWING PROCEDURES FOR BOOK-ENTRY CONFIRMATION AND DO NOT HAVE AN AGENT’S MESSAGE; OR
3. YOU PREVIOUSLY DEPOSITED SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

This Letter of Transmittal or a manually executed facsimile copy thereof, properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must accompany the certificates representing the common shares, including common shares issuable upon the exercise of options or any other right to acquire common shares, (the “Shares”) of NovAtel Inc. (“NovAtel”) deposited pursuant to the offer (the “Offer”) dated October 19, 2007 made by Hexagon Canada Acquisition Inc., a wholly-owned direct subsidiary of Hexagon AB (the “Offeror”), to holders of Shares (“Shareholders”). Shareholders may also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance—Acceptance by Book-Entry Transfer”, provided that the confirmation of a book-entry transfer of Shares into the account of the depositary, Mellon Investor Services LLC (the “Depositary”), at the Canadian Depository for Securities Limited (“CDS”), or The Depository Trust Company (“DTC”), together with an Agent’s Message in respect thereof, or a properly completed Letter of Transmittal and any other required documents are received by the Depositary at its appropriate office set forth on the back page of this Letter of Transmittal prior to the Expiry Time.

Shareholders whose certificates are not immediately available or who are unable to deliver their certificates and all other required documents to the Depositary at or prior to the Expiry Time may deposit such Shares according to the procedure for guaranteed delivery set forth in Section 3 of the Offer by using the accompanying Notice of Guaranteed Delivery. See Instruction 2 in this Letter of Transmittal, “Procedures for Guaranteed Delivery”.

The terms and conditions of the Offer are incorporated by reference into this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer and accompanying Circular (the “Circular”) both dated October 19, 2007 have the meanings ascribed to them in the Offer and the Circular.

The Depositary, the Dealer Manager, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Shareholders whose Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER, OTHER THAN SET FORTH ON THE BACK PAGE OF THIS LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. HOLDER, YOU MUST ALSO COMPLETE THE FORM W-9 INCLUDED HEREIN. SEE INSTRUCTION 8 OF THIS LETTER OF TRANSMITTAL, “U.S. HOLDERS AND FORM W-9”.

Please read carefully the instructions set forth below before completing this Letter of Transmittal.

TO:	HEXAGON CANADA ACQUISITION INC.
AND TO:	MELLON INVESTOR SERVICES LLC, as Depository

The undersigned delivers to you the enclosed certificate(s) for Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Shares upon the terms and conditions contained in the Offer. The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES DEPOSITED
(Please print of type. If space is insufficient, please attach a list in the form below)

Certificate Number(s) (if available) (Please print or type)	Name in which Registered (Please print or type and fill in exactly as name(s) appear(s) on certificates)	Number of Shares Represented by Certificate (Please print or type)	Number of Shares Deposited* (Please print or type)

TOTAL:

*                    Unless otherwise indicated, the total number of Shares evidenced by all certificates delivered will be deemed to have been deposited. Refer to Instruction 7 of this Letter of Transmittal, “Partial Tenders”.

The undersigned:

1.                acknowledges receipt of the Offer and the Circular and acknowledges that there will be a binding agreement between the undersigned and the Offeror, effective immediately following the time at which the Offeror takes up Shares deposited by the undersigned pursuant to this Letter of Transmittal, in accordance with the terms and conditions of the Offer;

2.     delivers to you the enclosed certificate(s) representing Shares (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance—Acceptance by Book-Entry Transfer”) and, subject only to the rights of withdrawal set out in the Offer, irrevocably accepts the Offer for and in respect of those Shares that are being deposited under the Offer as indicated under the heading “Description of Shares Deposited” set out above in this Letter of Transmittal represented by such certificate(s) (the “Deposited Shares”) and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Shares, including any and all rights and benefits arising from the Deposited Shares, including, without limitation, the right to any and all dividends, distributions, payments, securities, rights, assets or other interests which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares, whether or not separated from the Deposited Shares, on or after the date of the Offer (other than any cash dividend, distribution or payment in respect of which a reduction in the price of the Offer is made pursuant to the provisions of the Section 10 of the Offer), including any dividends, distributions or payments on such dividends, distributions, payments, securities, rights, assets or other interests (collectively, the “Other Property”), effective from and after the date that the Offeror takes up and pays for the Deposited Shares (the “Effective Time”);

3.     represents and warrants that, (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Shares (and any Other Property), (ii) the Deposited Shares

(and any Other Property) have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares (and any Other Property), to any other person, (iii) the deposit of such Deposited Shares (and any Other Property) complies with applicable Laws, and (iv) when such Deposited Shares (and any Other Property) are taken up and paid for by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims, and rights of others;

4.     agrees that if, on or after the date hereof, NovAtel should divide, combine, reclassify, consolidate, convert or otherwise change any of the Shares or its capitalization, or should disclose that it has taken or intends to take any such action, then the Offeror may, in its sole discretion and without prejudice to its rights under “Conditions of the Offer” in Section 4 of the Offer, make such adjustments as it deems appropriate to reflect such division, combination, reclassification, consolidation, conversion or other change in the Offered Consideration or other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the consideration payable therefor);

5.     directs the Offeror and the Depositary, upon the Offeror taking up the Deposited Shares, (i) to issue or cause to be issued a check payable in U.S. dollars representing the cash payment for the Deposited Shares to which the undersigned is entitled for the Deposited Shares under the Offer, unless otherwise directed in this Letter of Transmittal, in the name of the registered holder of the Deposited Shares and to send such check by first class mail, to the address indicated herein, or to hold the same for pick-up, as indicated herein, and (ii) to return any certificates for Deposited Shares not deposited to or purchased under the Offer by either (a) sending new certificates representing Shares not purchased or by returning the deposited certificates (and other relevant documents) to the address indicated herein, or (b) in the case of Shares deposited by book-entry transfer of such Shares pursuant to the procedures set forth in “Manner of Acceptance—Acceptance by Book-Entry Transfer” in Section 3 of the Offer, such Shares will be credited to the depositing holder’s account maintained with the CDS or DTC, as applicable (and, in the case of both (i) and (ii) above, if no name, address or delivery instructions are indicated, to the undersigned at the address of the undersigned as shown on the appropriate registers maintained by NovAtel). The undersigned understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary on the purchase price of the Deposited Shares purchased by the Offeror, regardless of any delay in making such payment;

6.     waives any right to receive notice of purchase of the Deposited Shares;

7.     irrevocably constitutes and appoints each director and officer of the Offeror and any other person designated by the Offeror in writing, as the true and lawful agent, attorney and attorney-in-fact and proxy of the undersigned with respect to the Deposited Shares deposited herewith and purchased by the Offeror and with respect to any Other Property effective from and after the Effective Time, with full power of substitution, in the name of and on behalf of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest): (i) to register or record the transfer and/or cancellation of such Deposited Shares and any Other Property on the appropriate register of holders maintained by NovAtel or on behalf of NovAtel, (ii) for so long as any Deposited Shares are registered or recorded in the name of such Shareholder, to exercise any and all rights of such Shareholder including, without limitation, the right to vote any or all Deposited Shares, to execute and deliver (provided the same is not contrary to applicable Laws), as and when requested by the Offeror, any instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Deposited Shares and any Other Property, to revoke any such instrument, authorization or consent given prior to or after the Effective Time, and to designate in such instruments, authorizations or consents any Person or Persons as the proxyholder of such Shareholder in respect of the Deposited Shares and/or Other Property, for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of securities of NovAtel, (iii) to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all checks or other instruments representing any Other Property that may be payable to or to the order of, or endorsed in favor of, such Shareholder, and (iv) to exercise any rights of a Shareholder with respect to such Deposited Shares and Other Property;

8.     revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares or any Other Property and agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Deposited Shares or any Other Property by or on behalf of the undersigned unless the Deposited Shares are not taken up and paid for under the Offer or are withdrawn in accordance with “Right to Withdraw Deposited Shares” in Section 7 of the Offer. The undersigned also agrees, effective on and after the Effective Time, not to vote any of the Deposited Shares and/or Other Property at any meeting (whether annual, special or otherwise or any adjournment thereof including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of securities of NovAtel and, except as may otherwise be agreed, not to exercise any of the other rights or privileges attached to the Deposited Shares and/or Other Property, and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents in respect of all or any of the Deposited Shares and/or Other Property and to appoint in any such instruments of proxy, authorizations or consents the Person or Persons specified by the Offeror as the proxy of the holder of the Deposited Shares and/or Other Property and acknowledges that upon such appointment, all prior proxies and other authorizations (including without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Deposited Shares and/or Other Property with respect thereto shall be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto;

9.     agrees that if, on or after the date of the Offer, NovAtel should declare, set aside, or pay any dividend or other distribution or declare, make or pay any other distribution or payment on, or declare, allot, reserve or issue, any securities, rights or other interests with respect to any of the Deposited Shares that are payable or distributable to Shareholders of record on a date that is prior to the transfer into the name of the Offeror or its nominees or transferees on the register of Shareholders maintained by NovAtel or on behalf of NovAtel of such Deposited Shares following acceptance thereof for purchase pursuant to the Offer, then (and without prejudice to its rights under Section 4 of the Offer): (i) in the case of any such cash dividend, distribution or payment that does not exceed the cash consideration per Deposited Security, the cash consideration payable per Deposited Security pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment; and (ii) in the case of any such cash dividend, distribution or payment that exceeds the cash consideration per Deposited Security, or in the case of any other dividend, distribution, payment, right or other interest, the whole of any such dividend, distribution, payment, right or other interest will be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of the Offeror accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to any such dividend, distribution, payment, right or other interest and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the consideration payable by the Offeror pursuant to the Offer the amount or value thereof, as determined by the Offeror in its sole discretion;

10.   covenants to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Shares and/or Other Property to the Offeror;

11.   acknowledges that all authority conferred or agreed to be conferred by the undersigned herein is, to the extent permitted by Law, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall to the extent permitted by Law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned;

12.   by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including time of receipt) and acceptance of any Deposited Shares (and/or Other Property) deposited pursuant to the Offer will be determined by the Offeror in its sole discretion and that such determination shall be final and binding and acknowledges that (i) the Offeror reserves the absolute right to reject any and all deposits of Deposited Shares (and/or any Other Property) which the Offeror determines not to be in proper form or which may be unlawful to accept under the Laws of any jurisdiction, (ii) the Offeror reserves the absolute right to waive any defect or irregularity in the deposit of any Deposited Shares (and/or any Other Property), (iii) there shall be no duty or obligation on the Offeror, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice, (iv) the Offeror’s interpretation of the terms and conditions of the Offer, this Letter of Transmittal and the Notice of Guaranteed Delivery shall be final and binding, and (v) the Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth in the Offer; and

13.   by reason of the use of an English language form of Letter of Transmittal, shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une version anglaise de la présente lettre de transmission, le soussigné est réputé avoir demandé que tout contrat attesté par l’offre, telle qu’elle est acceptée au moyen de cette lettre de transmission, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

SHAREHOLDER INFORMATION AND INSTRUCTIONS
Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.

BLOCK A PAYMENT INSTRUCTIONS	BLOCK B DELIVERY INSTRUCTIONS

ISSUE CHECK IN THE NAME OF:	SEND CHECK (UNLESS BLOCK C BELOW IS CHECKED), TO:
(Please print or type)	(Please print or type)

☐ Same as address in Block A or to:

(Name)	(Name)

(Street Address and Number)	(Street Address and Number)
(City and Province or State)	(City and Province or State)
(Country and Postal (or Zip) Code)	(Country and Postal (or Zip) Code)
(Telephone—Business Hours)	(Telephone—Business Hours)
(Social Insurance Number, Social Security Number or Tax Identification Number)	(Social Insurance Number, Social Security Number or Tax Identification Number)

BLOCK C SPECIAL PICK-UP INSTRUCTIONS

☐ Hold check for pick-up. (Please check here if applicable)

BLOCK D U.S. HOLDERS (See Instruction 8)

A “U.S. Holder” is any shareholder that is a beneficial owner of the Shares that is (A) a citizen or resident of the United States or any territory or possession thereof, or (B) a domestic corporation, or (C) otherwise subject to U.S. federal income tax.

INDICATE WHETHER OR NOT YOU ARE A U.S. HOLDER OR ARE ACTING ON BEHALF OF A U.S. HOLDER:

☐ The owner signing this Letter of Transmittal represents that it is not a U.S. Holder and is not acting on behalf of a U.S. Holder.

☐ The owner signing this Letter of Transmittal is a U.S. Holder or is acting on behalf of a U.S. Holder.

IF YOU ARE A U.S. HOLDER OR ARE ACTING ON BEHALF OF A U.S. HOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE THE FORM W-9 ATTACHED HERETO, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS.

BLOCK E DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY (See Instruction 2)

☐      Check here if Shares are being deposited pursuant to the Notice of Guaranteed Delivery sent to the appropriate office of the Depositary as set forth on the back page of this Letter of Transmittal and complete the following (Please print or type)

Name of Registered Holder	Date of Guaranteed Delivery

Window Ticket Number (if any)

Name of Institution which Guaranteed Delivery

SHAREHOLDER SIGNATURE

By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

Dated:
Signature guaranteed by (if required under Instruction 4 to this Letter of Transmittal, “Guarantee of Signatures”):

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal, “Fiduciaries Representatives and Authorizations”)

Name of Guarantor (Please print or type)	Name of Shareholder or Authorized Representative (Please print or type)

Address of Guarantor (Please print or type)	Telephone number (business hours) of Shareholder or Authorized Representative

Social Insurance or Social Security Number or Tax Identification Number of Shareholder
Additional Signatures for Joint Shareholders (if required)
Dated:

Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal, “Fiduciaries Representatives and Authorizations”)

Name of Shareholder or Authorized Representative (Please print or type)

Telephone number (business hours) of Shareholder or Authorized Representative

Social Insurance or Social Security Number or Tax Identification Number of Shareholder

INSTRUCTIONS

1.                 Use of Letter of Transmittal

(a)          This Letter of Transmittal (or manually signed facsimile copy hereof) properly completed and duly executed as required by the instructions set forth below, together with accompanying certificate(s) representing the Deposited Shares (or, alternatively, a book-entry transfer for Shareholders accepting the Offer by following the procedures for book-entry transfer established by DTC) and all other documents required by the terms of the Offer and this Letter of Transmittal, must be received by the Depositary at its appropriate office set forth on the back page of this Letter of Transmittal at or before 5:00 p.m. (New York, New York Time) on November 27, 2007, being the Expiry Time, unless the Offer is extended or withdrawn or unless the procedures for guaranteed delivery set out in Instruction 2 below, “Procedures for Guaranteed Delivery”, are employed. Shareholders accepting this Offer using book-entry transfer must ensure that the required documents are sent to the Depositary at its appropriate office set forth on the back page of this Letter of Transmittal.

(b)         The method of delivery of this Letter of Transmittal, the certificates representing the Deposited Shares and all other required documents, is at the option and risk of the person depositing same, and delivery will be deemed effective only when such documents have been physically received by the Depositary at its appropriate office set forth on the back page of this Letter of Transmittal. The Offeror recommends that such documents be delivered by hand to the Depositary and a receipt be obtained therefor, or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary at or prior to the Expiry Time. Shareholders whose Shares are registered in the name of a nominee should contact their broker, investment dealer, bank, trust company or other nominee for assistance in depositing the Shares.

2.                 Procedures for Guaranteed Delivery

If a Shareholder wishes to deposit Shares pursuant to the Offer and: (i) the certificate(s) representing the Shares are not immediately available; or (ii) such Shareholder cannot deliver such certificate(s) and all other required documents to the Depositary at or prior to the Expiry Time, such Shares may nevertheless be deposited pursuant to the Offer provided that all of the following conditions are met:

(a)          such a deposit is made by or through an Eligible Institution (as defined below);

(b)         a properly completed and duly executed Notice of Guaranteed Delivery (printed on pink paper), or a manually signed facsimile copy thereof, in the form accompanying this Letter of Transmittal, together with a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at its appropriate office set forth on the back page of the Notice of Guaranteed Delivery at or prior to the Expiry Time; and

(c)          the certificate(s) representing deposited Shares, in proper form for transfer, together with a properly completed and duly executed copy of this Letter of Transmittal, or a manually signed facsimile copy thereof, covering the Shares and all other documents required by this Letter of Transmittal, are received by the Depositary at its appropriate office set forth on the back page of the Notice of Guaranteed Delivery, at or prior to 5:00 p.m. (New York, New York Time) on the third trading day on the Nasdaq Exchange (the “Nasdaq”) after the Expiry Time. To constitute delivery for the purpose of satisfying a guaranteed delivery, this Letter of Transmittal and accompanying share certificate(s) must be delivered to the Depositary at its appropriate office set forth on the back page of the Notice of Guaranteed Delivery.

The Notice of Guaranteed Delivery may be delivered by hand or courier or transmitted by facsimile transmission or mail to the Depositary at its appropriate office at or prior to the Expiry Time and must include a guarantee by an Eligible Institution in the manner set forth on the back page of the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Transmittal and accompanying certificates to any office other than those set forth on the back page of the Notice of Guaranteed Delivery does not constitute delivery for purposes of satisfying the guaranteed delivery.

“Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States;

3.                 Signatures

This Letter of Transmittal must be completed and executed by the holder of Shares accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5, “Fiduciaries, Representatives and Authorizations” below).

(a)          If this Letter of Transmittal is executed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond exactly with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned or held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)         If this Letter of Transmittal is executed by a person other than the registered owner(s) of the accompanying certificate(s) or if the check(s) are to be issued to a person other than the registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by NovAtel, or if certificates representing Shares for which the Offer has not been accepted are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by NovAtel:

(i)             such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)         the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4, “Guarantee of Signatures”, below.

4.                 Guarantee of Signatures

If this Letter of Transmittal is executed by a person other than the registered owner(s) of the Shares, if the check(s) are to be issued to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by NovAtel, or if certificates representing Shares for which the Offer has not been accepted are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by NovAtel, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.                 Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any certificate or share transfer power of attorney is executed by a person on behalf of an executor, administrator, trustee, guardian, attorney-in-fact, agent, corporation, partnership or association, or is executed by any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of such person’s authority to act. Either of the Offeror or the Depositary, at its discretion, may require additional evidence of such authority or any other additional documentation.

6.                 Delivery Instructions

If any check(s) are to be sent to or, in respect of partial deposits of Shares, certificates representing Shares are to be returned to, someone at an address other than the address of the Shareholder as it appears in Block A on this Letter of Transmittal, entitled “Payment Instructions”, then Block B on this Letter of Transmittal, entitled ‘‘Delivery Instructions’’, should be completed. If Block B is not completed, any check(s) will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such holder as it appears on the securities register of NovAtel. Any check(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.                 Partial Tenders

If less than the total number of Shares evidenced by any certificate submitted is to be deposited under the Offer, fill in the number of Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Shares not deposited will be sent to the registered holder as soon as practicable following the Expiry Time. The total number of Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated. If certificate(s) representing Shares not deposited to or purchased under the Offer are to be returned other than in the name of, and to the address of the person shown in the registers maintained by NovAtel, complete Block B on this Letter of Transmittal.

8.                 U.S. Holders and Form W-9

United States federal income tax law generally requires that a U.S. Holder who receives cash in exchange for Shares must provide the Depositary with his correct Taxpayer Identification Number (“TIN”), which, in the case of a Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each U.S. Holder must provide his correct TIN by completing the “Form W-9” attached to this document, which requires such holder to certify under penalties of perjury: (i) that the TIN provided is correct (or that such holder is awaiting a TIN); (ii) that the holder is not subject to backup withholding because: (a) the holder is exempt from backup withholding; (b) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (iii) that the holder is a U.S. person (including a U.S. resident alien).

Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must complete Form W-9, check the “Exempt from backup withholding” box on such form, and sign and date the form. See the instructions in the attached Form W-9 for additional instructions.

If Shares are held in more than one name or are not in the name of the actual owner, consult the instructions in the attached Form W-9 for information on which TIN to report.

If a U.S. Holder does not have a TIN, such holder should: (i) consult the instructions in the attached Form W-9 for instructions on applying for a TIN; (ii) write “Applied For” in the space for the TIN in Part 1 of the Form W-9; and (iii) sign and date the Form W-9 attached to this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

If the Form W-9 is not applicable to a U.S. Holder because such holder is not a U.S. person for U.S. federal income tax purposes, such holder will instead need to submit a properly completed IRS Form W-8 BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalty of perjury. A copy of IRS Form W-8 BEN is attached to this document.

A U.S. HOLDER WHO FAILS TO PROPERLY COMPLETE THE FORM W-9 ATTACHED TO THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, AN IRS FORM W-8 BEN, MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.

9.                 Miscellaneous

(a)          If the space on this Letter of Transmittal is insufficient to list all certificates for Shares, additional certificate numbers and numbers of Shares may be included in a separate signed list affixed to this Letter of Transmittal.

(b)         If Shares are registered in different forms (e.g. “Joe Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)          No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Transmittal (or a manually executed facsimile copy hereof) waive any right to receive any notice of acceptance of Shares for payment.

(d)         The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Alberta and the federal laws of Canada applicable therein.

(e)          All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Shares deposited pursuant to the Offer will be determined by the Offeror in its sole discretion, which determination shall be final and binding. The Offeror reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the Laws of any jurisdiction. The Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Shares. There shall be no duty or obligation of the Offeror, the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer, the Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery will be final and binding. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth in the Offer and Circular.

(f)            Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained  without charge on request from the Depositary, the Dealer Manager or the Information Agent.

10.          Lost Certificates

If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary at its appropriate office set forth on the back page of this Letter of Transmittal. The Depositary will forward such letter to the transfer agent for the Shares so that the transfer agent may provide replacement instructions. If a share certificate has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary or the transfer agent for the Shares may contact you. If your share certificate has been lost or destroyed, you must take the foregoing action sufficiently in advance of the Expiry Time in order to obtain a replacement certificate in sufficient time to permit the replacement certificate to be tendered to the Share Offer prior to the Expiry Time.

11.          Privacy Notice

The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual’s name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary will use the information provided on this form in order to process the undersigned Shareholder’s request and will treat the Shareholder’s signature(s) on this form as such Shareholder’s consent to the above.

12.          Assistance

The Depositary, the Dealer Manager, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Shareholders whose Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR DEPOSITED SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

The Information Agent for the Offer is:

470 West Avenue
Stamford, CT 06902
Banks and Brokers Call (203) 658-9400
Shareholders Call Toll Free: (800) 607-0088
ngps.info@morrowco.com

The Dealer Manager for the Offer is:

1585 Broadway
New York, NY 10036
Toll Free (877) 219-1920

The Depositary for the Offer is:

Mellon Investor Services LLC

By Mail	By Registered Mail, Hand or by Courier	By Facsimile Transmission
Mellon Investor Services LLC Attn: Corporate Actions Dept. 27th Floor P. O. Box 3301 South Hackensack, NJ 07606-3301	Mellon Investor Services LLC Attn: Corporate Actions 480 Washington Boulevard, 27th Floor Jersey City, NJ 07310	Facsimile Number (412) 209-6443 Attention: Corporate Actions

To confirm that the Depositary has received your Shares, please call

(201) 680-4860

For any other inquiries please call Toll Free (800) 777-3674

(for callers from within the U.S., Canada or Puerto Rico)

Collect (201) 680-6654

(for all other callers)

Any questions and requests for assistance may be directed by holders of Shares to the Information Agent, the Dealer Manager or the Depositary at their respective telephone numbers and locations set out above. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

Delivery of this LETTER OF TRANSMITTAL TO AN address or transmission of this LETTER OF TRANSMITTAL VIA facsimile to a number other than those of the Depositary’s as set forth above does not constitute a valid delivery.